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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 12, 2000 (September 11, 2000)

                            Prison Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                      0-25245                  62-1763875
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

PURCHASE OF SHARES OF CCA HELD BY SODEXHO.

        On September 11, 2000, Prison Realty Trust, Inc., a Maryland corporation ("Prison Realty"), agreed to purchase the shares of common stock of Corrections Corporation of America, a Tennessee corporation and Prison Realty's primary tenant ("CCA"), held by Sodexho Alliance, S.A. ("Sodexho"), the holder of 16.9% of CCA's outstanding capital stock, for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million. Pursuant to the terms of a Stock Purchase Agreement, dated September 11, 2000, between Prison Realty and Sodexho (the "Stock Purchase Agreement"), Prison Realty will purchase the shares from Sodexho immediately prior to the proposed merger of CCA with and into a wholly owned subsidiary of Prison Realty. The number of shares of Prison Realty common stock to be issued and delivered to Sodexho as consideration for the purchase of the CCA shares will be determined by dividing $8.0 million by the lesser of: (i) $3.4375, the closing price of shares of Prison Realty common stock on the New York Stock Exchange (the "NYSE") on Friday, June 23, 2000; (ii) the average closing price of Prison Realty common stock on the NYSE over the five trading days ending two trading days prior to the closing of the merger;
(iii) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the merger; and (iv) the exercise price of any equity securities issued by Prison Realty prior to the merger in satisfaction of its existing contractual obligations. It is a condition to Prison Realty's obligations under the Stock Purchase Agreement that Sodexho vote the shares of Prison Realty common stock currently held by it in favor of the merger and the other proposals being presented to Prison Realty's common stockholders at the special meeting of such stockholders scheduled for September 12, 2000 and that Sodexho vote the shares of CCA common stock held by it in favor of the merger at the special meeting of CCA's shareholders scheduled for September 12, 2000. Jean-Pierre Cuny, a representative of Sodexho, will continue to serve as a director of Prison Realty as the result of Sodexho's existing contractual right to have a representative on the Prison Realty board.

        Additional terms of Prison Realty's purchase of the CCA common stock held by Sodexho can be found in the Stock Purchase Agreement which is filed herewith as Exhibit 10.1 and incorporated herein in its entirety by this reference. Under the provisions of a memorandum of understanding entered into by Prison Realty with respect to the settlement of outstanding stockholder litigation against Prison Realty and certain of its current and former directors and executive officers, it is expected that Prison Realty will be required to issue additional shares of its common stock valued at $1.75 million to the plaintiffs as the result of Prison Realty's purchase of the CCA common stock from Sodexho in such litigation, assuming that a settlement of such litigation is consummated.

        Pending receipt of requisite stockholder approval, it is expected that Prison Realty and CCA will complete the merger of the companies on or before September 30, 2000. Prison Realty has recently obtained a waiver under its existing bank indebtedness to extend the required merger date from September 15, 2000 to September 30, 2000 in order to address, among other things, certain accounting issues related to completing the merger during the middle of an accounting period. As previously disclosed, it is also currently anticipated that Prison Realty will merge with its two



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affiliated service companies, Prison Management Services, Inc. ("PMSI") and
Juvenile and Jail Facility Management Services, Inc. ("JJFMSI") following Prison Realty's merger with CCA and obtaining any required regulatory approvals.

SALE OF INTEREST IN INTERNATIONAL SUBSIDIARIES.

        As a part of the companies' proposed restructuring and consistent with the requirements of previously existing contractual arrangements, JJFMSI and its wholly owned subsidiary, Corrections Corporation of America (U.K.) Limited, a company incorporated in England and Wales ("CCA UK"), have agreed to sell their 50% ownership interest in two international subsidiaries, Corrections Corporation of Australia Pty. Ltd., an Australian corporation ("CCA Australia"), and U.K. Detention Services Limited, a company incorporated in England and Wales ("UKDS"), to Sodexho for a cash purchase price of $6.4 million. Sodexho currently owns the remaining 50% interest in each of CCA Australia and UKDS. Under the terms of a Stock Acquisition Agreement, dated September 11, 2000, by and among JJFMSI, CCA UK, Prison Realty, CCA, PMSI and Sodexho (the "Stock Acquisition Agreement"), JJFMSI and CCA UK agreed to sell the shares of CCA Australia and UKDS to Sodexho, contingent on, among other things, the parties obtaining the requisite consents of the appropriate authorities in Australia and the UK for the transfer of the interests. Additional terms of Sodexho's purchase of JJFMSI's and CCA UK's interests in CCA Australia and UKDS can be found in the Stock Acquisition Agreement which is filed herewith as Exhibit 10.2 and incorporated herein in its entirety by this reference. The companies believe that the sale of the interests in the international subsidiaries is consistent with the proposed restructuring and that the purchase price to be paid by Sodexho reflects fair value for those interests.

        In connection with the sale of JJFMSI's and CCA UK's interest in CCA Australia and UKDS to Sodexho, Sodexho granted JJFMSI an option to repurchase a 25% interest in each entity at any time prior to September 11, 2002 (i.e., 24 months from the date of the agreement), assuming the stock purchases contemplated by the Stock Acquisition Agreement are completed. Under the terms of an Option Agreement, dated September 11, 2000, by and between JJFMSI and Sodexho (the "Option Agreement"), JJFMSI has the right to repurchase a 25% interest in each entity for aggregate cash consideration of $4.0 million if such option is exercised on or before February 11, 2001 (i.e., 18 months from the date of the Option Agreement), and for aggregate cash consideration of $4.2 million if such option is exercised after February 11, 2001 but prior to September 11, 2001. The full text of the Option Agreement is filed herewith as
Exhibit 10.3 and incorporated herein in its entirety by this reference.

FORWARD LOOKING STATEMENTS.

        This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.



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ITEM 7(C). EXHIBITS.

The following exhibit is filed as part of this Current Report:

Exhibit
Number         Description of Exhibits
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10.1           Stock Purchase Agreement, dated September 11, 2000, by and between Prison Realty and Sodexho.

10.2 Stock Acquisition Agreement, dated September 11, 2000, by and among Prison Realty, CCA, PMSI, JJFMSI, CCA UK and Sodexho (certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

10.3 Option Agreement, dated September 11, 2000, by and between JJFMSI and Sodexho.







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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 12, 2000            PRISON REALTY TRUST, INC.



                                    By:  /s/ John D. Ferguson
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                                    Its: Chief Executive Officer, President and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
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10.1           Stock Purchase Agreement, dated September 11, 2000, by and between Prison Realty Trust, Inc. ("Prison Realty") and Sodexho
               Alliance, S.A. ("Sodexho").

10.2 Stock Acquisition Agreement, dated September 11, 2000, by and among Prison Realty, Corrections Corporation of America, Prison Management Services, Inc., Juvenile and Jail Facility Management Services, Inc. ("JJFMSI"), Corrections Corporation of America (U.K.) Limited and Sodexho (certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

10.3 Option Agreement, dated September 11, 2000, by and between JJFMSI and Sodexho.















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